UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 24, 2024

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2024-2

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-271899-03

Central Index Key Number of Issuing Entity: 0002018148

BRIDGECREST AUTO FUNDING LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-271899

Central Index Key Number of Depositor: 0001974820

BRIDGECREST ACCEPTANCE CORPORATION

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001493927

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

99-6199528

(Issuing Entity’s I.R.S. Employer Identification No.)

Bridgecrest Auto Funding LLC 1720 W. Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(888) 418-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bridgecrest Acceptance Corporation (“BAC”) and Bridgecrest Auto Funding LLC (“BAF”) entered into a Purchase Agreement (the “Purchase Agreement”), dated as of April 24, 2024, (the “Closing Date”), pursuant to which BAC transferred to BAF certain motor vehicle retail installment sales contracts relating to certain new and used automobiles, light-duty trucks, SUVs and vans (the “Receivables”) and related property. Bridgecrest Lending Auto Securitization Trust 2024-2 (the “Issuer”), a Delaware statutory trust, was established by a Trust Agreement, dated as of December 22, 2023, which was amended and restated by an Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between BAF, as depositor, and Wilmington Trust, National Association, as owner trustee. Bridgecrest Lending Auto Securitization Grantor Trust 2024-2 (the “Grantor Trust”), a Delaware statutory trust, was established by a Trust Agreement, dated as of December 22, 2023, which was amended and restated by an Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Grantor Trust Agreement”), by and between the Issuer, as grantor trust seller, and Wilmington Trust, National Association, as grantor trust trustee. On the Closing Date, the Issuer entered into a Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with the Grantor Trust, BAF, as seller, BAC, as servicer, and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”) and standby servicer, pursuant to which the Receivables and related property were transferred to the Issuer and pursuant to which BAC agreed to act as servicer for the Receivables. On the Closing Date, the Issuer entered into a Receivables Contribution Agreement, dated as of the Closing Date (the “Receivables Contribution Agreement”), with the Grantor Trust, pursuant to which the Receivables and related property were transferred to the Grantor Trust. On the Closing Date, the Issuer, the Grantor Trust, BAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into an Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer entered into an Indenture, dated as of the Closing Date (the “Indenture”), by and among the Issuer, the Grantor Trust and the Indenture Trustee. Pursuant to the Indenture, the Issuer caused the issuance of the following notes: the Class A-1 5.576% Auto Loan Asset Backed Notes, the Class A-2 5.78% Auto Loan Asset Backed Notes, the Class A-3 5.84% Auto Loan Asset Backed Notes, the Class B 5.94% Auto Loan Asset Backed Notes, the Class C 6.07% Auto Loan Asset Backed Notes and the Class D 6.30% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”) and the Class E 8.21% Auto Loan Asset Backed Notes (the “Retained Notes” and together with the Publicly Registered Notes, the “Notes”). Also pursuant to the Indenture, the Issuer and the Grantor Trust granted a security interest in the Receivables and other related property to secure the Notes. Also, on the Closing Date, the Issuer, the Grantor Trust, BAC, as administrator, and the Indenture Trustee entered into an Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by BAC of certain administration services on behalf of the Issuer and the Grantor Trust relating to the Notes. The Publicly Registered Notes were sold to Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Fifth Third Securities, Inc. (together, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 17, 2024, by and among BAC, BAF and Citigroup Global Markets Inc., on behalf of itself and as representative of the Underwriters. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form SF-3 (Commission File No. 333-271899).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Receivables Contribution Agreement, as Exhibit 10.4 is the Administration Agreement, as Exhibit 10.5 is the Amended and Restated Trust Agreement, as Exhibit 10.6 is the Amended and Restated Grantor Trust Agreement and as Exhibit 10.7 is the Asset Representations Review Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of April 24, 2024, between the Issuer, the Grantor Trust and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of April 24, 2024, between BAC and BAF.

10.2	Sale and Servicing Agreement, dated as of April 24, 2024, among the Issuer, the Grantor Trust, BAF, BAC, as servicer, Computershare Trust Company, National Association, and the Indenture Trustee.

10.3	Receivables Contribution Agreement, dated as of April 24, 2024, between the Issuer and the Grantor Trust.

10.4	Administration Agreement, dated as of April 24, 2024, among the Issuer, the Grantor Trust, BAC, as administrator, and the Indenture Trustee.

10.5	Amended and Restated Trust Agreement, dated as of April 24, 2024, between BAF and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

10.6	Amended and Restated Grantor Trust Agreement, dated as of April 24, 2024, between the Issuer and Wilmington Trust, National Association, not in its individual capacity but solely as grantor trust trustee for the Grantor Trust.

10.7	Asset Representations Review Agreement, dated as of April 24, 2024, among the Issuer, the Grantor Trust, BAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2024	BRIDGECREST AUTO FUNDING LLC

	By:	/s/ Daniel Gaudreau
	Name:	Daniel Gaudreau
	Title:	President